UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2020

REGIS CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota	001-12725	41-0749934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No)

3701 Wayzata Boulevard
Minneapolis, MN 55416
(Address of principal executive offices and zip code)
(952) 947-7777
(Registrant’s telephone number, including area code)
(Not applicable)
(Former name or former address, if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.05 per share	RGS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On September 8, 2020, Regis Corporation (the “Company”) announced that Felipe A. Athayde will succeed Hugh E. Sawyer as the Company’s Chief Executive Officer and President and will be appointed as a director on the Company’s Board of Directors (the “Board”), effective on October 5, 2020 (the “Start Date”).  Mr. Sawyer has informed the Company that he will retire as Chief Executive Officer and President of the Company and resign as a member and Chairman of the Board effective immediately prior to such date (the “Departure Date”).

Mr. Athayde, 41, joins the Company from Popeyes Louisiana Kitchen, owned by Restaurant Brands International, a multinational quick-service restaurant holding company, where he most recently served as President, Americas between March 2019 and September 2020. Mr. Athayde has held various positions with Restaurant Brands International between July 2011 and September 2020, including President, Latin America and Caribbean for Burger King, and President, US for Tim Hortons.

Letter Agreement with Mr. Athayde

On September 4, 2020, the Company entered into a letter agreement with Mr. Athayde (the “Athayde Agreement”), pursuant to which Mr. Athayde will receive a base salary of $700,000 per year, an annual target bonus opportunity equal to 125% of his annual base salary (up to a maximum payout of 225% of his annual base salary) and a sign-on bonus of $2,500,000 (which is subject to pro-rata repayment if Mr. Athayde’s employment is terminated under certain circumstances prior to the first anniversary of the Start Date).  Mr. Athayde will also receive sign-on equity awards to be granted as of the Start Date as follows: (1) 1,100,000 options to purchase shares of the common stock of the Company, granted under the Company’s 2018 Long Term Incentive Plan, which are eligible to vest, as to the service requirement, on the fourth anniversary of the Start Date, subject to achievement, prior to the fifth anniversary of the Start Date, of a volume-weighted average closing price per share of the Company equal to or in excess of 150% of the closing price per share on the trading day immediately prior to the date of the announcement of Mr. Athayde's employment with the Company; and (2) 358,680 restricted stock units with a value equal to $2,500,000 (based on the closing price of a share on September 4, 2020), which are eligible to vest on the first anniversary of the Start Date based on Mr. Athayde’s continued service and options to purchase 358,680 shares of the Company’s common stock, which are eligible to vest on the fourth anniversary of the Start Date, each of which may be granted on the Start Date pursuant to the employment inducement exception of the NYSE rules. All of the stock options will have a per share exercise price equal to the closing price per share of the Company on the date of grant and will have a term of ten years. Mr. Athayde will also be reimbursed for certain relocation expenses, including for temporary housing for up to twelve (12) months following the Start Date, up to an aggregate amount of $150,000.

If Mr. Athayde’s employment is terminated either by the Company without Cause or by Mr. Athayde for Good Reason, Mr. Athayde will be eligible for severance benefits under the Company’s Senior Executive Severance Policy.

The foregoing description is not a complete description of the Athayde Agreement and is qualified in its entirety by reference to the full text of the Athayde Agreement, a copy of which is attached hereto as Exhibit 10.1, which is incorporated herein by reference.

In connection with the execution and entry into the Athayde Agreement, Mr. Athayde also executed a Non-Compete, Non-Disclosure, Non-Solicitation and Non-Hire Agreement, a  copy of which is attached hereto as Exhibit 10.2, which is incorporated herein by reference.

Transition Agreement with Mr. Sawyer

On September 4, 2020, Mr. Sawyer and the Company entered into Transition Services and Release Agreement (the “Transition Agreement”).  In connection with his departure, Mr. Sawyer will receive all wages Mr. Sawyer has earned through and including the Departure Date and three weeks of unused PTO benefits.

Pursuant to the terms of the Transition Agreement, during the period between the Departure Date and ending on the twelve month anniversary thereof (the “Consulting Term”), Mr. Sawyer will serve as an Executive Advisor to the Company.  For his services as an Executive Advisor, Mr. Sawyer will be entitled to an annual consulting fee of $1,200,000. Mr. Sawyer will also receive reimbursement for the employer portion of COBRA premiums during the Consulting Term.  Pursuant to the Transition Agreement, Mr. Sawyer agreed to extend the non-competition and non-solicitation restrictions under that certain Employment Agreement between Mr. Sawyer and the Company, dated April 17, 2017 (the “Employment Agreement”), through the period ending twenty-four months after the end of the Consulting Term.  The Consulting Term may be terminated prior to the expiration of the twelve (12) month term upon Mr. Sawyer’s death or disability, by mutual agreement between the Company and Mr. Sawyer, and in the event of Mr. Sawyer’s breach of certain restrictive covenants in his Employment Agreement and the Transition Agreement.

The foregoing description is not a complete description of the Transition Agreement and is qualified in its entirety by reference to the full text of the Transition Agreement, a copy of which is attached hereto as Exhibit 10.3, which is incorporated herein by reference.

A copy of the press release announcing the matters described in this Item 5.02 is attached herewith as Exhibit 99.1, and incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.
10.1	Offer Letter, between Felipe A. Athayde and Regis Corporation, dated September 4, 2020.
10.2	Non-Compete, Non-Disclosure, Non-Solicitation and Non-Hire Agreement, between Felipe A. Athayde and Regis Corporation, dated September 4, 2020.
10.3	Transition Services and Release Agreement, between Hugh E. Sawyer and Regis Corporation, dated September 4, 2020.
99.1	Regis Corporation News Release dated September 8, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Regis Corporation

Dated: September 8, 2020	By:	/s/ Amanda P. Rusin
Name: Amanda P. Rusin
Title: SVP, General Counsel and Corporate Secretary